INTANGIBLE ASSETS—NET	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS—NET	INTANGIBLE ASSETS—NET
Intangible assets, net consisted of the following as of December 31, 2024:

(In thousands)	Weighted Average Useful Lives (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Trademark and trade name	14	$559,875	$(102,169)	$457,706
Customer/distributor relationships	11	36,000	(6,449)	29,551
Tretinoin distribution and supply agreement	5	38,900	(18,885)	20,015
Formulations	8	28,900	(9,943)	18,957
Patents	20	227	(18)	209
Total		$663,902	$(137,464)	$526,438
Intangible assets, net consisted of the following as of December 31, 2023:

(In thousands)	Weighted Average Useful Lives (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Trademark and trade name	14	$559,644	$(59,989)	$499,655
Customer/distributor relationships	11	36,000	(4,532)	31,468
Tretinoin distribution and supply agreement	5	38,900	(11,105)	27,795
Formulations	8	28,900	(5,101)	23,799
Patents	20	154	(8)	146
Total		$663,598	$(80,735)	$582,863
Due to the non-cash goodwill impairment charge within the Obagi Medical reporting unit during the year ended December 31, 2024, the Company also performed a quantitative analysis on Obagi Medical's definite lived intangibles. The Company concluded there was no impairment to these assets.
Amortization expense for the year ended December 31, 2024, the year ended December 31, 2023, the period from July 28, 2022 to December 31, 2022, and the period from January 1, 2022 to July 27, 2022 (Predecessor Period) was $56.7 million, $56.7 million, $24.0 million, and $7.7 million, respectively.
Expected amortization for each of the years between 2025 through 2029, and thereafter are as follows:
(In thousands)

Years ending December 31,
2025	$56,737
2026	56,737
2027	53,496
2028	48,957
2029	48,957
Thereafter	261,554
$526,438